Land Use Rights, Net	12 Months Ended
Dec. 31, 2012
Land Use Rights, Net
8.	LAND USE RIGHTS, NET

	December 31,
	2011	2012

Land use rights	$10,889	$11,000
Less: accumulated amortization	(134)	(355)

Land use rights, net	$10,755	$10,645

Amortization expenses for land use rights totaled $nil, $134 and $217 for the years ended December 31, 2010, 2011 and 2012, respectively. Future amortization expenses are $217 per year for each of the next 48 years through December 31, 2060.